     Morgan Stanley Variable Investment Series Quality Income Plus Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Time   11/08    -     $100.0 $2,000,  4,225,    0.21%  1.07%    Banc    Banc
Warner   /06             0    000,000    000                      of      of
 Inc.                                                           Americ  Americ
                                                                  a        a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BNP
                                                                Pariba
                                                                  s,
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                l, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                HSBC,
                                                                Calyon
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                L.P.,
                                                                Blaylo
                                                                 ck &
                                                                Compan
                                                                  y,
                                                                 Inc.
                                                                Fortis
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BMO
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Guzman
                                                                & Co.,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                ties,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Lloyds
                                                                 TSB,
                                                                Utenda
                                                                  hl
                                                                Capita
                                                                  l
                                                                Group
                                                                 LLC

                                                                Lehman
                                                                Brothe
 Home   12/13  $100.0    -    $750,00  1,105,    0.15%  0.28%    rs,    Lehman
 Depot   /06     0             0,000     000                    Merril  Brothe
 Inc.                                                             l       rs
5.490%                                                          Lynch
  due                                                           & Co.,
12/16/                                                          JPMorg
  26                                                             an,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.